                                                                    EXHIBIT 10.5


                          MANAGEMENT EQUITY AGREEMENT
                                     (Reno)


          MANAGEMENT EQUITY AGREEMENT, dated as of May __, 1998 (the

"Agreement"), among Dynatech Corporation, a Massachusetts corporation (the
 ---------
"Company"), Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman
--------
Islands limited partnership (the "Fund"), and the individual whose name appears
                                  ----
on the signature page hereof (the "Employee").  Capitalized terms used herein
                                   --------
have the respective meanings ascribed in Section 1.

          WHEREAS, pursuant to the Agreement and Plan of Merger (the "Merger
                                                                      ------
Agreement"), dated as of December 20, 1997, between the Company and CDRD Merger
---------
Corporation ("MergerCo"), MergerCo was merged with and into the Company (the
              --------
"Merger") and the Company continued as the surviving corporation of the Merger;
-------

          WHEREAS, at the effective time of the Merger (the "Effective Time"),
                                                             --------------
pursuant to the Merger Agreement, (i) each then outstanding share of common
                                   -
stock, par value $.20 per share, of the Company (the "Prior Common Stock") was
                                                      ------------------
converted into the right to receive $47.75 in cash and .5 shares of common stock, no par value, of the Company (the "Common Stock"), and (ii) except as
                                          ------------         --
described below, each then outstanding option to purchase shares of Prior Common Stock held by current or former employees or directors of the Company or a Subsidiary thereof was canceled in exchange for a payment in cash (the "Option
                                                                        ------
Cancellation Payment") in respect of each share of Prior Common Stock covered by
--------------------
such options equal to $49.00, reduced by the exercise price per share of such Prior Common Stock;

          WHEREAS, in connection with the Merger, certain executives and other key management employees of the Company and its Subsidiaries, including the Employee, were offered the opportunity to convert all or a portion of their options to purchase shares of Prior Common Stock that were outstanding immediately prior to the Effective Time (the "Prior Options") into options to
                                              -------------
purchase shares of Common Stock (the "Converted Options") in lieu of receiving
                                      -----------------
an Option Cancellation Payment in respect of such Converted Options;

          WHEREAS, pursuant to the Amended and Restated Employment Agreement, dated as of April __, 1998, between the Company and the Employee (the

"Employment Agreement"), the Employee agreed to the conversion of certain of his
---------------------
or her Prior Options into Converted Options subject to the consummation of the Merger;

          WHEREAS, the Employee wishes to convert each of his or her Prior Options listed on Schedule A hereto into Converted Options to purchase the number of shares of Common Stock listed opposite each such Prior Option on such Schedule A (the Employee's Converted Options, the "Options" and the shares of
                                                   -------
Common Stock covered by the Options, the "Exercise Shares");
                                          ---------------

          WHEREAS, the Employment Agreement provides, among other things, for the Company, the Fund and the Employee to enter into an agreement setting forth certain terms and conditions applicable to the Options and the Exercise Shares and the parties wish to enter into such agreement and to set forth the terms and conditions applicable to the Options, the Exercise Shares and any shares of Common Stock hereinafter acquired by the Employee;

          WHEREAS, the parties intend that, except to the extent specifically provided otherwise herein, the terms of this Agreement shall supersede each Award Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

          1.  Definitions.  For purposes of this Agreement, the following terms
              -----------
have the following respective meanings:

          "Award Agreement"  With respect to each Option, the agreement between
           ---------------
the Company and the Employee evidencing the original grant of the corresponding Prior Option to the Employee and setting forth the original terms and conditions applicable to such Prior Option.

          "Board":  The Board of Directors of the Company.
           -----

          "Cause":  As defined in the Employment Agreement.
           -----

          "CD&R":  Clayton, Dubilier & Rice, Inc., a Delaware corporation.
           ----

          "Code":  The U.S. Internal Revenue Code of 1986, as amended.
           ----

          "Common Stock":  As defined in the recitals to this Agreement.
           ------------

          "Converted Option":  As defined in the recitals to this Agreement.
           ----------------

          "Company":  As defined in the introduction to this Agreement.
           -------

          "Control":  With respect to any Person, the possession, directly or
           -------
indirectly, severally or jointly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

          "Covered Securities":  As defined in Section 6(a).
           ------------------

          "Date of Termination":  As defined in the Employment Agreement.
           -------------------

          "Disability":  As defined in the Employment Agreement.
           ----------

          "Draft Sale Agreement":  As defined in Section 4(a).
           --------------------

          "Effective Time":  As defined in the recitals to this Agreement.
           --------------

          "Employee":  As defined in the introduction to this Agreement.
           --------

          "Employment Agreement":  As defined in the recitals to this Agreement.
           --------------------

          "Excess Number":  As defined in Section 3(b).
           -------------

          "Exchange Act":  The Securities Exchange Act of 1934, as amended, or
           ------------
any successor Federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor Federal statute, and the rules and regulations thereunder.

          "Exercise Shares":  As defined in the recitals to this Agreement.
           ---------------

          "Fair Market Value":  As defined in Section 6(c).
           -----------------

          "First Option Period":  As defined in Section 6(a).
           -------------------

          "Fund":  As defined in the introduction to this Agreement.
           ----

          "Good Reason":  As defined in the Employment Agreement.
           -----------

          "Incentive Stock Options":  As defined in Section 2(a).
           -----------------------

          "Lock-Up Expiration Date"  As defined in Section 2(d)(i).
           -----------------------

          "Non-Qualified Options":  As defined in Section 2(a).
           ---------------------

          "Option":  As defined in the recitals to this Agreement.
           ------

          "Original Termination Date":  As defined in Section 2(c).
           -------------------------

          "Person":  Any natural person, firm, partnership, limited liability
           ------
company, association, corporation, company, trust, business trust, governmental authority or other entity.

          "Prior Common Stock":  As defined in the recitals to this Agreement.
           ------------------

          "Prior Option":  As defined in the recitals to this Agreement.
           ------------

          "Public Offering":  An underwritten public offering of the Common
           ---------------
Stock led by at least one underwriter of nationally recognized standing.

          "Purchase Price":  As defined in Section 6(c).
           --------------

          "Qualifying Number":  5,539,539 shares of Common Stock (excluding any
           -----------------
sales or transfers by the Fund to any employee of the Company or a Subsidiary of the Company).

          "Qualifying Sale":  As defined in Section 3(b).
           ---------------

          "Repurchase Determination Date" The Date of Termination.
           -----------------------------

          "Rule 144":  Rule 144 (or any successor provision) under the
           --------
Securities Act.

          "Rule 144A":  Rule 144A (or any successor provision) under the
           ---------
Securities Act.

          "Sale Notice":  As defined in Section 3(a).
           -----------

          "Sale Percentage":  As defined in Section 4(a).
           ---------------

          "Second Option Period":  As defined in Section 6(a).
           --------------------

          "Section 4 Closing":  As defined in Section 4(a).
           -----------------

          "Securities Act":  The Securities Act of 1933, as amended, or any
           --------------
successor Federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor Federal statute, and the rules and regulations thereunder.

          "Securities and Exchange Commission":  The Securities and Exchange
           ----------------------------------
Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act.

          "Shares":  All shares of Common Stock now owned or from time to time
           ------
acquired by the Employee and all shares of Common Stock held in any family trusts established by the Employee, including, without limitation, any Exercise Shares acquired by the Employee upon exercise of any Option.

          "Special Registration":  (a) The registration of shares of equity
           --------------------     -
securities and/or options or other rights in respect thereof to be offered to

(i) directors, members of management, employees, consultants or sales agents,
 -
distributors or similar representatives of the Company or its direct or indirect Subsidiaries, and/or (ii) directors or senior executives of corporations in
                      --
which entities managed or sponsored by CD&R have made substantial equity investments or other individuals with whom CD&R has a consulting or advisory relationship or (b) the registration of equity securities and/or options or
                 -
other rights in respect thereof solely on Form S-4 or S-8 or any successor form.

          "Specified Termination":  A termination by the Company or any
           ---------------------
Subsidiary that employs the Employee without Cause or a termination of the Employee's employment by the Employee for Good Reason,

          "Subsidiary":  With respect to any Person, each corporation or other
           ----------
Person in which the first Person owns or Controls, directly or indirectly, capital stock or other ownership interests representing 50% or more of the combined voting power of the outstanding voting stock or other ownership interests of such corporation or other Person.

          "Take-Along Buyer":  As defined in Section 4(a).
           ----------------

          "Take-Along Notice":  As defined in Section 4(a).
           -----------------

          "Take-Along Offer":  As defined in Section 4(a).
           ----------------

          "Take-Along Sale":  As defined in Section 4(a).
           ---------------

          "Unforeseen Personal Hardship":  Financial hardship arising from (x)
           ----------------------------                                     -
extraordinary medical expenses or other expenses directly related to illness or disability of the Employee, a member of the Employee's immediate family or one of the Employee's parents or (y) payments necessary or required to prevent the
                              -
eviction of the Employee from the Employee's principal residence or foreclosure on the mortgage on that residence. The Board's reasoned and good faith determination of Unforeseen Personal Hardship shall be binding on the Company and the Employee.

          2.   Certain Terms Applicable to Options.
               -----------------------------------

          (a)  Confirmation of Option Conversion.  The Company and the Employee
               ---------------------------------
hereby confirm that, pursuant to the Employment Agreement, as of the Effective Time, each Prior Option to purchase the number of shares of Prior Common Stock set forth on Schedule A hereto at the exercise price set forth on such Schedule A was converted into the corresponding Option set forth on Schedule A to purchase the number of shares of Common Stock at the exercise price per share set forth on Schedule A. The Company and the Employee further confirm that only the Options set forth on Schedule B hereto (the "Incentive Stock Options") are
                                                 -----------------------
intended to and will qualify immediately after the Effective Time as incentive stock options under the Code and, accordingly, all of the remaining Options (such remaining Options, the "Non-Qualified Options") are not intended to and
                              ---------------------
will not qualify immediately after the Effective Time as incentive stock options under the Code.

          (b)  Vesting.  Subject to Section 2(c), Section 2(d) or 2(e),
               -------
whichever is applicable, and Section 4(c), (i) the Employee's right to exercise
                                            -
the Non-Qualified Options will become vested as of the Effective Time and (ii)
                                                                           --
the Employee's right to exercise each Incentive Stock Option will become vested on the date or dates and subject to the conditions set forth in the Award Agreement evidencing such Incentive Stock Option except that those Incentive Stock Options listed on Schedule C hereto shall become vested as of the Effective Time. Notwithstanding the foregoing, in the event of the Employee's termination of employment prior to a Public Offering, the Employee's right to exercise the Options will be suspended during the First Option Period and the Second Option Period, except that, in the case of any such Options whose Original Termination Date is prior to the expiration of the Second Option Period, the Employee will be permitted to exercise such Options during the 30 days immediately preceding such Original Termination Date unless the Company or the Fund shall have delivered written notice to the Employee of its election to purchase such Options.

          (c)  Termination of Options; Original Termination Date.  Subject to
               -------------------------------------------------
Section 2(d) or 2(e), whichever is applicable, and Section 4(c), each Option shall ter minate and be canceled on the normal expiration date of the corresponding Prior Option set forth on Schedule D hereto (the "Original
                                                                --------
Termination Date").
----------------

          (d)  Termination of Non-Qualified Options; Early Termination.  With
               -------------------------------------------------------
respect to each Non-Qualified Option, such Non-Qualified Option shall expire prior to its Original Termination Date under the following circumstances.

     (i) In the event of the termination of the Employee's employment with the Company or any Subsidiary thereof that employs the Employee prior to the Original Termination Date of such Non-Qualified Option as a result of the Employee's death, the Employee's Disability, a termination of the Employee's employment by the Company or such Subsidiary without Cause or a termination of the Employee's employment by the Employee for Good Reason, such Non-Qualified Option shall expire on the earlier of

          (x)  its Original Termination Date and

          (y)  the later of (A) the six month anniversary of the date of the
                             -
          expiration of any initial lock-up period imposed on sales of Common Stock in connection with the first Public Offering occurring after the date hereof (such expiration date, the "Lock-Up Expiration Date"), and
                                                  -----------------------
          (B) the first anniversary of the Date of Termination.
           -

     (ii) In the event of the termination of the Employee's employment with the Company or any Subsidiary thereof that employs the Employee prior to the Original Termination Date of such Non-Qualified Option as a result of the termination of the Employee's employment (i) by the Employee without Good
                                               -
     Reason or (ii) by the Company or such Subsidiary with Cause, such Non-
                --
     Qualified Option shall expire on the earliest of

          (x) its Original Termination Date,

          (y) the later of (1) the 90th day following the Lock-Up Expiration
                            -
          Date, and (2) the 30th day following the Date of Termination, and
                     -

          (z) the first anniversary of the Date of Termination.

          (e)  Termination of Incentive Stock Options; Early Termination.  With
               ---------------------------------------------------------
     respect to each Incentive Stock Option, in the event of the termination of the Employee's employment with the Company or any Subsidiary thereof that employs the Employee prior to the Original Termination Date of such Incentive Stock Option, such Incentive Stock Option shall expire on the date specified in the Award Agreement evidencing such Incentive Stock Option.

          (f)  Manner of Exercise.  Subject to such reasonable administrative
               ------------------
regulations as the Board may adopt, vested Options may be exercised, in whole or in part, by notice to the Clerk of the Company in writing given at least 5 business days prior to the date as of which the Employee will so exercise the Options (the "Exercise Date"). As a condition to the exercise a of any of the
              -------------
Options, the Company may require the Employee to furnish or execute such other documents as the Company shall reasonably deem necessary (i) to evidence such
                                                          -
exercise, or (ii) to comply with or satisfy the requirements of the Securities
              --
Act, applicable state or non-U.S. securities laws or any other law.

          3.  Tag-Along Rights.  So long as there has not been a Public
              ----------------
Offering, the Fund hereby agrees not to make any sale or transfer of Common Stock owned by the Fund which would constitute a Qualifying Sale, except pursuant to the following provisions of this Section 3:

          (a) At least 30 days prior to making any sale or transfer of Common Stock which would constitute a Qualifying Sale, the Fund will deliver a written notice (the "Sale Notice") to the Company and the Employee. The Sale Notice
             -----------
will fully disclose the identity of the prospective transferee and the terms and conditions of the proposed Qualifying Sale. The Fund agrees not to consummate any such proposed Qualifying Sale until at least 30 days after the Sale Notice has been delivered to the Employee, unless the Fund has received notice from the Employee indicating whether or not the Employee has elected to participate in such Qualifying Sale and the number of shares to be sold by the Employee has been finally determined pursuant hereto prior to the expiration of such 30-day period. The Employee may elect to participate in the proposed Qualifying Sale by delivering written notice to the Fund and the Company within 30 days after receipt of the Sale Notice. If the Employee elects to participate in such proposed Qualifying Sale, the Employee will be entitled to sell in such Qualifying Sale, at the same price and on the same terms as the Fund, a number of Shares equal to the product of (i) the quotient determined by dividing (A) the percentage of the then outstanding Common Stock represented by the Shares then held by the Employee by (B) the aggregate percentage of the then outstanding Common Stock represented by the Common Stock then held by the Fund and the aggregate Common Stock held by those employees of the Company or a Subsidiary (including the Employee) who elect to participate such proposed Qualifying Sale pursuant to the terms of their respective management equity agreements and (ii) the number of shares of Common Stock such transferee has agreed to purchase in the proposed Qualifying Sale (or, in the case of a Qualifying Sale within the meaning of clause (ii) of Section 3(b), the Excess Number of shares which such transferee has agreed to purchase).

          (b)  The term "Qualifying Sale" shall mean (i) any sale or transfer of
                         ---------------              -
Common Stock proposed to be made by the Fund at any time after the Fund has sold or transferred in the aggregate at least the Qualifying Number of shares of Common Stock or (ii) in the event that prior to the sale or transfer by the Fund
                 --
of an aggregate of the Qualifying Number of shares of Common Stock, the Fund proposes to sell or transfer a number of shares of Common Stock which when combined with any prior sales or transfers of such shares by the Fund exceeds the Qualifying Number, the sale or transfer of a number of shares (the "Excess
                                                                        ------
Number") equal to the excess of (A) the sum of any shares previously sold or
------                           -
transferred by the Fund and the aggregate number of shares proposed to be sold or transferred in such contemplated sale, over (B) the Qualifying Number of
                                                -
shares. In determining whether there is a Qualifying Sale, equi table adjustments shall be made to reflect any stock split, stock dividend, stock com bination, recapitalization or similar transaction.

          (c) The obligation of the Fund and the rights of the Employee pursuant to this Section 3 will not apply to any sale or transfer by the Fund pursuant to a distribution to the public (whether pursuant to a Public Offering or pursuant to Rule 144 or otherwise (but not pursuant to Rule 144A under the Securities Act or any successor provision)). Any shares referred to, or covered by any sale, transfer or dis tribution referred to, in the preceding sentence shall not be included in the computation of Qualifying Sale.

          (d) The Fund acknowledges that the Employee would be irreparably damaged in the event of a breach or a threatened breach by the Fund of any of its obligations under this Section 3 and the Fund agrees that, in the event of a breach or a threatened breach by the Fund of any such obligation, the Employee shall, in addition to any other rights and remedies available to him or her in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting it specific performance by the Fund of its obligations under this Section 3. In the event that the Employee shall file suit to enforce the covenants contained in this Section 3 (or obtain any other remedy in respect of any breach thereof) and prevails in such suit the Employee shall be entitled to recover from the Company the costs incurred by the Employee in conducting the suit, including reasonable attorney's fees and expenses.

           4.  Take-Along Rights.
               -----------------

          (a)  Take-Along Notice.  If the Fund intends to effect a sale (a
               -----------------
"Take-Along Sale") prior to a Public Offering of not less than 90% of the shares
----------------
of Common Stock it then holds to a non-Affiliate third party (a "Take-Along
                                                                 ----------
Buyer") and elects to exercise its rights under this Section 4, the Fund shall
-----
deliver written notice (a "Take-Along Notice") to the Company and the Employee,
                           -----------------
which notice shall (i) state (w) that the Fund wishes to exercise its rights
                    -         -
under this Section 4 with respect to such transfer, (x) the name and address of
                                                     -
the Take-Along Buyer, (y) the per share amount and form of consideration the
                       -
Fund proposes to receive for its shares of Common Stock and the percentage of its Common Stock proposed to be sold by the Fund (the "Sale Percentage") and (z)
                                                       ---------------        -
drafts of purchase and sale documentation setting forth the terms and conditions of payment of such consideration and all other material terms and conditions of such transfer (the "Draft Sale Agreement"), (ii) contain an offer (the "Take-
                    --------------------     --                         ----
Along Offer") by the Take-Along Buyer to purchase from the Employee a percentage
-----------
of the Shares equal to the Sale Percentage, on and subject to the same price, terms and conditions offered to the Fund and (iii) state the anticipated time
                                              ---
and place of the closing of such transfer (a "Section 4 Closing"), which
                                              -----------------
(subject to such terms and conditions) shall occur not fewer than 15 days nor more than 90 days after the date such Take-Along Notice is delivered, provided
                                                                      --------
that if such Section 4 Closing shall not occur prior to the expiration of such 90-day period, the Fund shall be entitled to deliver another Take-Along Notice with respect to such Take-Along Offer. Upon request of the Fund, the Company shall provide the Fund with a current list of the names and addresses of each employee of the Company or a Subsidiary who is party to a management equity agreement.

          (b)  Conditions to Take-Along.  Upon delivery of a Take-Along Notice,
               ------------------------
the Employee shall have the obligation to transfer a number of his Shares equal to the Sale Percentage multiplied by the number of Shares then held by the Employee pursuant to the Take-Along Offer, as such offer may be modified from time to time, provided that the Fund transfers the Sale Percentage of its shares
              --------
of Common Stock to the Take-Along Buyer at the Section 4 Closing and that all shares of Common Stock sold by the Fund and the Employee to be sold pursuant to the Take-Along Sale are sold to the Take-Along Buyer at the same price, and on the same terms and conditions, and provided further that the Employee shall only
                                   -------- -------
be required to make, in connection with a Take-Along Sale, representations and warranties that survive the closing of such Sale with respect to his authority, his title to his Shares, certain conflicts, approvals and litigation relating to him, and shall not be required to make any representations or warranties with respect to the Company or its business that survive that Closing of such Sale or with respect to any other employee. Within five Business Days prior to the closing contemplated by the Take-Along Notice, the Employee shall (i) deliver to the Fund certificates representing the Shares to be sold pursuant to the Take-Along Sale, duly endorsed for transfer or accompanied by duly executed stock powers, and (ii) exe cute and deliver to the Fund a power of attorney and a letter of transmittal and custody agreement in favor of the Fund and in form and substance reasonably satisfactory to the Fund appointing the Fund as the true and lawful attorney-in-fact and custodian for the Employee, with full power of substitution, and authorizing the Fund to execute and deliver a purchase and sale agreement substantially in the form of the Draft Sale Agreement and otherwise in accordance with the terms of this
Section 4(b) and to take such actions as the Fund may reasonably deem necessary or appropriate to effect the sale and transfer of the Shares to the Take-Along Buyer, upon receipt of the purchase price therefor set forth in the Take-Along Notice at the Section 4 Closing, free and clear of all security interests, liens, claims, encumbrances, options, and voting agreements of whatever nature, together with all other documents delivered with such Notice and required to be executed in connection with the sale thereof pursuant to the Take-Along Offer. The Fund shall hold such shares and other documents in trust for the Employee for release against payment to the Employee of such Employee's net proceeds in accordance with the contemplated transaction. If, within 15 days after delivery to the Fund, the Fund has not completed the sale of all of the shares of Common Stock owned by the Fund and the Employee to the Take-Along Buyer and another Take-Along Notice with respect to such Take-Along Offer has not been sent to the Employee, the Fund shall return to the Employee all certificates representing the Shares and all other documents that the Employee delivered in connection with such sale. The Fund shall be permitted to send only two Take-Along Notices with respect to any one Take-Along Offer. Promptly after the Section 4 Closing, the Fund shall furnish such other evidence of the completion and time of completion of such sale and the terms thereof as may reasonably be requested by the Employee.

          (c)  Effect of Take-Along On Options.
               -------------------------------

          (i)  Accelerated Vesting and Payment.  Subject to Section 4(c)(ii), in
               -------------------------------
     the event of the consummation of a Take-Along Sale, each Option held by the Employee immediately prior to the closing of such Take-Along Sale shall be canceled in exchange for a payment, in cash, of an amount (such amount, the "Cancellation Payment Amount") equal to the product of (i) the excess, if
                                                             -
     any, of the price per share of Common Stock paid in connection with such Take-Along Sale over the exercise price under such Option, multiplied by
     (ii) the
     number of Exercise Shares covered by such Option immediately prior to such the consummation of such Take-Along Sale. Payment of the Cancellation Payment Amount shall be made as soon as reasonably practicable, but in no event later than 30 days, following the closing of the Take-Along Sale.

          (ii)  Alternative Options.  Notwithstanding Section 4(c)(i), no
                -------------------
     settlement or other payment shall be made with respect to any Option in the event that the transaction constituting the Take-Along Sale is to be accounted for using the "pooling of interest" method of accounting. In such event, each Option held by the Employee immediately prior to the closing of the Take-Along Sale shall become fully vested immediately prior to the consummation of such transaction and the Employee shall have the right, subject to compliance with all applicable securities laws, to (i)
                                                                           -
     exercise all of the Options then held by him or (ii) provided such
                                                      --
     opportunity is made available by the Take-Along Buyer, exchange such Options for fully vested options to purchase common stock of the Take-Along Buyer (or the direct or indirect parent of the Take-Along Buyer) having substantially equivalent economic value to the Options being exchanged therefor, as determined by the Board immediately prior to the consummation of the Take-Along Sale. Any Options not exercised or exchanged shall expire upon the consummation of the Take-Along Sale.

          (d)  Remedies.  The Employee acknowledges that the Fund would be
               --------
irreparably damaged in the event of a breach or a threatened breach by the Employee of any of his obligations under this Section 4 and the Employee agrees that, in the event of a breach or a threatened breach by the Employee of any such obligation, the Fund shall, in addition to any other rights and remedies available to it in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting it specific performance by the Employee of his or her obligations under this
Section 4. In the event that the Fund shall file suit to enforce the covenants contained in this Section 4 (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney's fees and expenses.

           5.  Restrictions on Transfer.
               ------------------------

          (a)  Restrictions on Transfer.  The Employee shall not be permitted to
               ------------------------
sell, transfer, pledge, encumber or otherwise dispose of any Option or Shares except (i) subject to Section 6, any transfer of Options or Shares, upon the
        -
death of the Employee, to the Employee's estate, (ii) any transfer of Shares,
                                                  --
but not Options, by the Employee to a family trust or partnership solely for estate planning purposes or (iii) transfers of Shares, but not Options, by the Employee that do not exceed, in the aggregate, 25% of the sum of the Shares beneficially owned by the Employee and the Exercise Shares issuable upon exercise of the Options held by the Employee, in each case, as of the date of this Agreement, provided in the case of the transfer of any Options or Shares under subsection (i) or (ii) hereof that the executor of the Employee's estate, the trustee of any such family trust or the general partner of any such family partnership, as applicable, shall agree, by execution of an instrument in form and substance reasonably satisfactory to the Company, to be bound by all of the provisions of this Agreement.

          (b)  Duration.  The transfer restrictions under Section 5(a) shall
               --------
terminate with respect to the Shares upon the earliest of (i) the fifth
                                                           -
anniversary of the date of the consummation of the Merger, (ii)  the Lock-Up
                                                            --
Expiration Date and (iii) the termination, for any reason, of the Employee's
                     ---
employment with the Company or one of its Subsidiaries. The transfer restrictions under Section 5(a) shall terminate with respect to the Options only upon the death of the Employee, it being understood that the Options shall be exercisable during the lifetime of the Employee only by the Employee.

          6.  Repurchases by the Company or the Fund Upon Termination of
              ----------------------------------------------------------
Employment or Unforeseen Personal Hardship of the Employee.
----------------------------------------------------------

          (a)  Termination of Employment.  If, prior to a Public Offering, the
               -------------------------
Employee's active employment with the Company or any Subsidiary thereof that employs the Employee is terminated for any reason whatsoever, the Company shall have an option to purchase all or a portion of the Options, to the extent vested as of the Date of Termination, and/or Exercise Shares then held by the Employee (or, if his employment was terminated by his death, his estate) (such vested Options and Exercise Shares, the "Covered Securities") and shall have 60 days
                                  ------------------
from the Repurchase Determination Date, or, in the case of any Covered Securities that are Incentive Stock Options, 30 days from the Repurchase Determination Date (such 60-day or 30-day period, whichever is applicable, being hereinafter referred to as the "First Option Period") during which to give notice in writing to the Employee (or his estate) of its election to exercise or not to exercise its option to purchase any of the Covered Securities, in whole or in part. The Company hereby undertakes to use reasonable efforts to act as promptly as practicable following the Repurchase Determination Date to make such election. If the Company fails to give notice that it intends to exercise its option to purchase any of the Covered Securities within the First Option Period or the Company gives notice that it does not intend to exercise such option or that it intends to exercise such option with respect to only a portion of the Covered Securities, the Fund shall have the right to purchase all or a portion of the Covered Securities that will not be repurchased by the Company and shall have until the expiration of the earlier of

(x) 60 days (or, in the case of any Covered Securities that are Incentive Stock Options, 30 days) following the last day of the First Option Period or (y) 60 days (or, in the case of any Covered Securities that are Incentive Stock Options, 30 days) from the date of receipt by the Fund of written notice from the Company indicating whether it will exercise its option to purchase any of the Covered Securities (such 60-day or 30-day period, whichever is applicable, being hereinafter referred to as the "Second Option Period"), to give notice in writing to the Employee (or his estate) of the Fund's exercise of its option to purchase any Covered Securities, in whole or in part. If the options of the Company and the Fund to purchase the Covered Securities pursuant to this Section 6(a) are not exercised with respect to all of the Covered Securities as provided herein, the Employee (or his estate) shall be entitled to retain the Covered Securities which will not be so purchased, subject to all of the provisions of this Agree ment (including without limitation Section 4).

          (b)  Unforeseen Personal Hardship.  In the event that the Employee,
               ----------------------------
while in the employment of the Company or any Subsidiary, experiences Unforeseen Personal Hardship, the Board will carefully consider any request by the Employee that the Company repurchase the Employee's Shares, but the Company shall have no obligation to repurchase such Shares. The Board shall consider such request with re spect to Unforeseen Personal Hardship as soon as practicable after receipt by the Company of a written request by the Employee, such request to include sufficient details of the Employee's Unforeseen Personal Hardship to permit the Board to review the request and the circumstances in an informed manner.

          (c)  Purchase Price.  All purchases pursuant to this Section 6 by the
               --------------
Company or the Fund shall be for a purchase price and effected in the manner prescribed by Sections 6(c) and 6(d). For purposes of any purchase of Covered Securities pursuant to this Section 6, the purchase price per Covered Security to be paid to the Employee (or his estate) for such Covered Security (the

"Purchase Price") shall equal the fair market value (the "Fair Market Value") of
---------------                                           -----------------
a share of Common Stock as of the Repurchase Determination Date or, in the case of a repurchase of any Shares as a result of Unforeseen Personal Hardship, as of the date such Shares are repurchased, reduced in the case of the purchase of any Covered Security that is an Option by the exercise price applicable under such Option.

          Whenever determination of the Fair Market Value of a share of Common Stock is required to be made pursuant to this Agreement, such Fair Market Value shall be such amount as is determined in good faith by the Board on the basis of an independent valuation of the Common Stock and such other factors as the Board deems appropriate, including, without limitation, the earnings and certain other financial and operating information of the Company and its Subsidiaries in recent periods, the poten-tial value of the Company and its Subsidiaries as a whole, the future prospects of the Company and its Subsidiaries and the industries in which they compete, the history and management of the Company and its Subsidiaries, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company and its Subsidiaries and the trading price of the Common Stock. The determination of Fair Market Value will not give effect to any restrictions on transfer of the Covered Securities, the fact that such Covered Securities would represent a minority interest in the Company or the fact that the Covered Securities are not registered for resale under the Securities Act. The Fair Market Value as determined in good faith by the Board and in the absence of fraud shall be binding and conclusive upon all parties hereto. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) the Common Stock into a greater number of shares, or combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares, the Purchase Price shall be ap propriately adjusted to reflect such subdivision or combination.

          (d)  Closing of Purchase; Payment of Purchase Price.  The closing of a
               ----------------------------------------------
purchase pursuant to this Section 6 shall take place at the principal office of the Company on the tenth business day following whichever of the following is applicable: (i) the receipt by the Employee (or his estate) of the notice of the
             -
Company or the Fund, as the case may be, of its exercise of its option to purchase any of the Covered Securities pursuant to Section 6(a) or (ii) the
                                                                    --
Board's determination (which shall be delivered to the Employee) that the Company is authorized to purchase a stated number of Shares as a result of Unforeseen Personal Hardship pursuant to Section 6(b). At the closing, (i) the
                                                                         -
Company or the Fund, as the case may be, shall pay to the Employee (or his estate) an amount equal to the Purchase Price and (ii) the Employee (or his
                                                   --
estate) shall deliver to the Company or the Fund, as applicable, such certificates or other instruments representing the Covered Securities so purchased, appropriately endorsed by the Employee (or his estate), as the Company or the Fund, as applicable, may reasonably require.

          7.  Lock-Up Agreement.  If and whenever the Company proposes to
              -----------------
register any of its equity securities under the Securities Act, whether or not for its own account (other than pursuant to a Special Registration), the Employee agrees not to effect (other than pursuant to such registration) any public sale or distribution, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, of any Shares, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, during the 20 day period prior to or the 90 day period following the effective date of such reg istration, provided that the Employee further agrees that, if required by the managing underwriter for such registered offering, he shall not effect any such public sale or distribution during the 180 day period following the effective date of such registration.

          8.  Miscellaneous.
              -------------

          (a)  Notices.  All notices and other communications required or
               -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, the Fund or the Employee, as the case may be, at the following addresses or to such other address as the Company, the Fund or the Employee, as the case may be, shall specify by notice to the others:

          (i)   if to the Company, to it at:

                  Dynatech Corporation
                  3 New England Executive Park
                  Burlington, Massachusetts  01803
                  Attention:  General Counsel
                  ---------

          (ii) if to the Employee, to the Employee at the address set forth on the signature page hereof.

          (iii) if to the Fund, to:

                  The Clayton & Dubilier Private Equity
                   Fund V Limited Partnership
                  Foulkstone Plaza, Suite 102
                  1403 Foulk Road
                  Wilmington, Delaware  19803
                  Attention:   Brian D. Finn
                  ---------

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

                  Clayton, Dubilier & Rice, Inc.
                  375 Park Avenue, 18th Floor
                  New York, New York  10152
                  Attention:  Joseph L. Rice, III
                  ---------
          and

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York  10022
                  Attention:  Franci J. Blassberg, Esq.
                  ---------

          (b)  Binding Effect; Benefits.  This Agreement shall be binding upon
               ------------------------
and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c)  Waiver; Amendment.
               -----------------

          (i)  Waiver.  Any party hereto may by written notice to the other
               ------
     parties (A) extend the time for the performance of any of the obligations
              -
     or other actions of the other parties under this Agreement, (B) waive
                                                                  -
     compliance with any of the conditions or covenants of the other parties contained in this Agreement, and (C) waive or modify performance of any of
                                       -
     the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limi tation, any investigation by or on behalf of any party, shall be deemed to con stitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         (ii) Amendment.  This Agreement may be amended, modified or
              ---------
     supplemented only by a written instrument executed by each of the parties hereto.

          (d)  Assignability.  Neither this Agreement nor any right, remedy,
               -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other parties. The

Fund may assign from time to time all or any portion of its rights hereunder to one or more persons or other entities designated by it.

          (e)  Withholding.  Whenever Shares are to be issued pursuant to the
               -----------
Options, the Company may require the recipient of the Shares to remit to the Company an amount in cash sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding requirements as a condition to the issuance of such Shares. In the event any cash is paid to the Employee or the Employee's estate pursuant to Sec tion 4 or 6, the Company shall have the right to withhold an amount from such payment sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding requirements.

          (f)  Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

          (g)  Section and Other Headings, etc.  The section and other headings
               -------------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (h)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              CLAYTON, DUBILIER & RICE
                                FUND V LIMITED PARTNERSHIP

                              By:  CD&R Associates V Limited Partnership,
                                   its general partner

                                    By:  CD&R Investment Associates, Inc.,
                                         a general partner


                                    By:________________________________
                                         Name:
                                         Title:


                              DYNATECH CORPORATION


                              By:_______________________________________
                                  Name:
                                  Title:


                              THE EMPLOYEE



                              ___________________________________________
                              John F. Reno